Page 1

                                    SCHEDULE 14A
                                   (RULE 14A-101)

                              SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              SENSE TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)   Title of each class of securities to which transaction applies:

N/A
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(2)   Aggregate number of securities to which transaction applies:

N/A
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A
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(4)   Proposed maximum aggregate value of transaction:

N/A

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(5)   Total fee paid:

N/A

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

N/A

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

(2)   Form, Schedule or Registration Statement No.:

N/A

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(3)   Filing Party:

N/A

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(4)   Date Filed:
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   N/A
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
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                              SENSE TECHNOLOGIES INC.
                             Suite U, 800 Clanton Road
                             Charlotte, North Carolina
                                       28217

June 17, 2002

Dear Stockholder:

You are cordially invited to attend the 2002 Annual and Special Meeting of Stockholders of Sense Technologies Inc. to be held at 9:00 a.m. Eastern Daylight Time on Monday, July 18, 2002, at SouthPark Suite Hotel, 6300 Morrison Boulevard, Charlotte, North Carolina 28211.

The accompanying Notice of 2002 Annual and Special Meeting of Stockholders and Proxy Statement describe the matters to be presented at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the meeting, please mark, sign, date and return your proxy card in the envelope accompanying your proxy materials as soon as possible.

Sincerely,

/s/ James H. Cotter

President and Chief Executive Officer

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                               SENSE TECHNOLOGIES INC.

                NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD AT 9:00 A.M. ON JULY 18, 2002

The 2002 Annual and Special Meeting of Stockholders of Sense Technologies Inc. will be held at 9:00 a.m. Eastern Daylight Time on Monday, July 18, 2002, at SouthPark Suite Hotel, 6300 Morrison Boulevard, Charlotte, North Carolina 28211, for the following purposes:

1. To consider and act upon a proposal to approve by special resolution requiring a two-thirds majority the amendment to our Articles setting the number of Directors that may constitute the Board of Directors as a minimum of three
(3) and a maximum of twelve (12);

2. To elect eight (8) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

3. To consider and approve our 2002 Stock Option Plan, in the form annexed to this Proxy Statement as Appendix "B";

4. To ratify the appointment of Amisano Hanson, Chartered Accountants, as our independent auditors for the year ending February 28, 2003;

5. To approve the issuance of shares of our common stock to our directors, officers and certain other persons upon conversion of promissory notes, as described in the attached Proxy Statement, at a price of $1.03 per share, which approval is being requested pursuant to the requirements of Nasdaq;

6. To ratify and approve the grant and amendment of stock options to our directors, officers, and other persons, as described in the attached Proxy Statement during the year ended February 28, 2002, which approval is being requested pursuant to the requirements of Nasdaq;

7. To transact such other business as may properly come before the Annual and Special Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed June 11, 2002 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

All stockholders are invited to attend the Annual and Special Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent by no later than 24 hours prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC V6C 3B8. Stockholders of record attending the annual meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this 17th day of June, 2002.

                   BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ James H. Cotter

            President, Chief Executive Officer and Director

                         SENSE TECHNOLOGIES INC.

                            PROXY STATEMENT

               ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD JULY 18, 2002

GENERAL

The enclosed proxy is solicited by the Board of Directors of Sense Technologies Inc., a Yukon Territories corporation (the "Company" or "Sense"), for use at the Annual and Special Meeting of Stockholders (the "Annual Meeting") of Sense to be held at 9:00 a.m. Eastern Daylight Time on Monday, July 18, 2002, at SouthPark Suite Hotel, 6300 Morrison Boulevard, Charlotte, North Carolina 28211, and at any adjournment or postponement thereof.

Our administrative offices are located at Suite U, 800 Clanton Road, Charlotte, North Carolina 28217. This Proxy Statement and the accompanying proxy card are being mailed to our stockholders on or about June 18, 2002.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of our common stock (the "Common Stock"), at the close of business on June 11, 2002 will be entitled to notice of, and to vote at, the Annual Meeting. As at June 11, 2002 Sense had 12,993,908 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

The nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of Directors by the shares present, in person or by proxy, will be elected Directors. Holders of Common Stock are not allowed to cumulate their votes in the election of Directors. The proposed amendment of Sense's Articles will require a two-thirds majority of outstanding shares of Common Stock present or represented and entitled to vote. Approval of Sense's 2002 Stock Option Plan, the ratification of Amisano Hanson, Chartered Accountants, as the independent auditors for Sense for the year ending February 28, 2003, the approval of the issuance of our common stock to certain persons as described herein, and the ratification and approval of the grant and amendment of stock options to directors, officers, and others as described herein, during the year ended February 28, 2002, will require the affirmative vote of a majority of outstanding shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

A quorum for the transaction of business at the Annual Meeting is at least one person present in person being a shareholder entitled to vote at the meeting or a duly appointed proxy or representative for an absent shareholder so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention or broker nonvote will not have any effect on the outcome for the election of Directors. Moreover, a broker non-vote will not have any effect on the outcome for the approval of Sense's 2002 Stock Option Plan.

Abstention from voting will have the same effect as voting against the proposal for the approval of the amendment of Sense's Articles , Sense's 2002 Stock Option Plan, the appointment of Amisano Hanson, Chartered Accountants, as the independent auditors for Sense for the current year, the approval of the issuance of our common stock to certain persons as described herein and the ratification and approval of the grant and amendment of stock options to directors, officers, consultants, existing shareholders and others during the year ended February 28, 2002. Broker non-votes will have the same effect as voting against the proposal to amend Sense's Articles and the proposal for the appointment of Amisano Hanson, Chartered Accountants, as the independent auditors for Sense for the current year, the approval of the issuance of our common stock to certain persons as described herein and the ratification and approval of the grant and amendment of stock options to directors, officers, consultants, existing shareholders and outside investors of the Company during the year ended February 28, 2002.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the amendment of Sense's Articles , "FOR" the election of each of the nominees to the Board of Directors named on the following page, "FOR" the approval of Sense's 2002 Stock Option Plan, "FOR" the appointment of Amisano Hanson, Chartered Accountant, as the independent auditor for the current year, "FOR" the approval of the issuance of our common stock to certain persons as described herein, and "FOR" the ratification and approval of the grant and amendment of stock options to directors, officers, consultants, existing shareholders and outside investors of the Company. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Pacific Corporate Trust Company, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope addressed to our transfer agent at the following address: Pacific Corporate Trust Company, Pacific Corporate Trust Company, 10th Floor, 625 Howe Street, Vancouver, BC V6C 3B8.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

All proxy cards must be received by Pacific Corporate Trust Company by no later than 24 hours prior to the time of the Annual Meeting in order to be counted at the meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Sense a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Annual Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                                     PROPOSAL 1

                    TO APPROVE THE AMENDMENT OF SENSE'S ARTICLES

The Board of Directors is seeking stockholder approval to amend it's Articles, in the form annexed to this Proxy Statement as Appendix "A". The required majority for approval of this proposal is two thirds of the outstanding shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

The Company's current Articles provide for the number of Directors of the Company to be set at a minimum of 3, maximum of 6. The amendment to the Articles will set the number of Directors of the Company at a minimum of 3, maximum of 12.

The Board of Directors believes that increasing the number of directors that may serve on our Board will permit fair and balanced representation from key investors in connection with our financing objectives, as well as permitting the appointment of key individuals in connection with the implementation of our business plan.

If the stockholders adopt the amendment to the Articles to increase the number of Directors at this Meeting, the stockholders may elect an additional number of Directors authorized by the amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL TO AMEND SENSE'S ARTICLES.

                                   PROPOSAL 2

ELECTION OF DIRECTORS

In accordance with Sense's Articles and Bylaws, and subject to stockholder acceptance of Proposal 1 of this Proxy Statement, whereby the Company is proposing to amend it's Articles , the Board of Directors will fix the number of Directors constituting the Board at a minimum of 3 and a maximum of 12. If Proposal 1 is not passed by the stockholders, then the 6 nominees as Directors receiving the most votes will constitute the Board.

The Board of Directors has proposed that the following 8 nominees be elected as Directors at the Annual Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: James H. Cotter, Bruce E. Schreiner, Ambassador Mark Erwin, Cynthia L. Schroeder, Richard L. Sullivan, James W. Faulk, Mark A. Faulk, Dave Hansing.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the 8 nominees will be available to serve as Directors of Sense, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding each of the nominees for the Board of Directors is set forth below:

JAMES H. COTTER. Mr. Cotter has been the President, Chief Executive Officer and a Director of Sense since March 20, 2002. Mr. Cotter joins the Company from JPMorgan Securities Global Mergers & Acquisitions Group. While with JPMorgan Securities and its predecessor Chase Securities, Mr. Cotter advised clients regarding business strategy, capital structure, restructuring, private equity, mergers, acquisitions and divestitures in several industries; including automotive parts, consumer products, chemicals, and telecommunications. Mr. Cotter received his Masters degree in Business Administration (M.B.A.) from Cornell's Johnson Graduate School of Management.

BRUCE E. SCHREINER. Mr. Schreiner has been a Director of Sense since August 10, 1993. Mr. Schreiner is responsible for all financial matters customarily related to Sense's operations and serves as the general manager of Sense. Mr. Schreiner received a Bachelor of Arts Degree, from Hastings College in 1975, graduating magna cum laude, with majors in Economics and Business Administration with an emphasis in accounting. Mr. Schreiner has been a certified public accountant since November 1976, to the present. Mr. Schreiner is presently a partner in Schroeder & Schreiner, P.C., a certified public accounting firm. Mr. Schreiner has experience in the wholesale automotive parts industry, electronic parts manufacturing and national-level retail marketing. Mr. Schreiner is also an expert in tax law and accounting.

CYNTHIA L. SCHROEDER, CPA. Ms. Schroeder was appointed as a Director and was also appointed Chairperson of Sense's Audit Committee on June 8, 2000. Ms. Schroeder from 1987 to the present has been the Senior Vice President and Chief Financial Officer of Bethphage located in Omaha, Nebraska. In her current position as a Certified Public Accountant, Ms. Schroeder is responsible for the financial analysis of a number of corporations. She is responsible for reviewing the financial condition of each organization with the respective CEO and to serve as staff liaison to each Board and related Finance and Audit Committees. From 1982 to 1987, Ms. Schroeder worked with Larsen, Schroeder & Associates, P.C. where she was a staff accountant and Manager for auditing, accounting and tax engagements. Ms. Schroeder received a Bachelor of Science Degree in Accounting from the University of Nebraska and passed the Certified Public Accountant exam in 1982. Ms. Schroeder is a member of the American Institute of Certified Public Accountants and Nebraska Society of Certified Public Accountants.

AMBASSADOR MARK ERWIN. Ambassador Mark Erwin has been a Director of Sense since December 18, 2001. Ambassador Erwin is responsible for working with Sense's executive management team to refine the Company's business plan and assisting the Company in raising additional capital. Ambassador Erwin, is the president of Erwin Capital, Inc., an investment company located in Charlotte, North Carolina, and has over 30 years experience in capital formation, investment and business strategy. Ambassador Erwin was appointed by the Clinton administration in 1999 to serve as the U.S. ambassador to three African Nations. Prior to his ambassadorship, Ambassador Erwin served as a presidential appointed director of the Overseas Private Investment Corporation with an annual budget of over $26 billion.

RICHARD L. SULLIVAN. Richard L. Sullivan is a nominee as a Director of Sense at the Annual Meeting. Mr. Sullivan currently serves as Senior Vice President for The Washington Group. The Washington Group is a public/ federal legislative affairs and business development firm. In the legislative affairs area, The Washington Group represents over thirty major companies including Fortune 500 members Delta, AT&T, Microsoft and Boeing. The Washington Group also provides business development opportunities to over 15 companies in eleven different states. Prior to joining The Washington Group, Mr. Sullivan served as Finance Director for the Democratic Unity '98 Committee, (a joint effort of the Democratic National Committee, Democratic Senatorial Campaign Committee and Democratic Congressional Campaign Committees,). From 1994 to 1996, Mr. Sullivan served as National Finance Director and Deputy Finance Director for the Democratic National Committee (DNC). In this capacity, Mr. Sullivan served as a senior member of the 1996 Clinton/Gore Re-election Campaign. From 1991 to 1993, Mr. Sullivan served as National Fundraising Director for the Democratic Senatorial Campaign Committee (DSCC). From 1987 to 1991, Mr. Sullivan served as Special Assistant to House Majority Leader Richard Gephardt. As Special Assistant in the House Majority Leader's office, Mr. Sullivan helped formulate strategic policy for the Democratic House Caucus and also served as liaison to Democratic business supporters. Mr. Sullivan currently serves as Senior Fundraising Advisor to the Democratic Senatorial Campaign Committee. He also served as Chair of the DSCC's 2002 Kick-off National Gala and DSCC Chairman for the 2000 National Convention. In addition, Mr. Sullivan served as Senior Fundraising Advisor to the Gore 2000 campaign and on the State Board of Advisors for the Mike Easley for Governor campaign. Mr. Sullivan also serves on the Board of Advisors of Inculab, Boland Advisory Services and the Tarten Fund. Inculab is an Internet incubator based in New York. Boland Advisory Services provides commercial real estate consulting services to the Washington, DC corporate community. The Tarten Fund is a $150 million investment and venture capital fund based in New York. Mr. Sullivan received a B.A. degree with honors from the University of South Carolina and a Doctor of Laws Degree (J.D.) from Georgetown University Law Center.

JAMES W. FAULK. Mr. James. W. Faulk is a nominee as a Director of Sense at the Annual Meeting. Mr. James Faulk is the Chief Executive Officer of Gulf-Petro Trading Company, Inc. and Petrec International, Inc. He is responsible for offshore investments for both companies and has been in management of those companies since 1992.

MARK A. FAULK. Mr. Mark A. Faulk is a nominee as a Director of Sense at the Annual Meeting. Mr. Faulk is a Director with Gulf-Petro Trading Company, Inc. and Petrec International, Inc. He is responsible for offshore investments for both companies and has been in management since 1992. Mr. Faulk holds a degree in Mechanical Engineering M.E. from Oklahoma State University which was achieved in 2000.

DAVID HANSING. Mr. Hansing is a nominee as a Director of Sense at the Annual Meeting. Mr. Hansing is currently the General Manager of Terry Labonte
Chevrolet in Greensboro, North Carolina since 1998. Previously he was employed with Saturn of Raleigh, North Carolina. He has also worked closely with Hendrick MotorSports since its inception in 1981. Hendrick MortorSports. owns seven racing teams in the NASCAE Winston Cup, Busch Grand National and Craftsman Truck Series. Mr. Hansing obtained his Bachelors degree in Finance at
Valparaiso University in 1972.


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 11, 2002 by

(i) each person or entity known by Sense to beneficially own more than 5% of the Common Stock;
(ii)   each Director of Sense;
(iii)  each of the named Executive Officers of Sense; and
(iv)   all Directors and Executive Officers as a group.

Except as noted below, Sense believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.


--------------------------------------------------------------------------------------------
                    Name and Address of         Amount of Beneficial
   Title of Class   Beneficial Owner             Ownership[1]           Percent of Class [2]
--------------------------------------------------------------------------------------------
 Common Stock       Steve Sommers[3]                3,796,187                  29.21%
                    21018 Buckskin Trail
                    Elkhorn, NE 68022
--------------------------------------------------------------------------------------------
 Common Stock       James H. Cotter                     5,000[4]                0.04%
                    56 Hillcrest Avenue
                    Larchmont, NY 10538
--------------------------------------------------------------------------------------------
 Common Stock       Bruce E. Schreiner                532,534[4]                4.04%
                    3535 Grassridge Drive
                    Grand Island, Nebraska 68803
--------------------------------------------------------------------------------------------
 Common Stock       Cynthia L. Schroeder               98,570[4]                0.76%
                    15409 Garfield
                    Omaha, Nebraska 68144
--------------------------------------------------------------------------------------------
 Common Stock       Ambassador Mark Erwin             450,000[4]                3.40%
                    Suite 3 - 501 Morehead Street
                    Charlotte, NC 28202
--------------------------------------------------------------------------------------------
 Common Stock       All directors and officers
                     as a group (4 persons)         1,086,104[4]                7.99%
--------------------------------------------------------------------------------------------

[1]   Based upon information furnished to Sense by either the Directors and
Executive Officers or obtained from the stock transfer agent of Sense.

[2]   Based upon a total of 12,993,908 shares of common stock currently issued and outstanding, and includes in each case any stock underlying options granted to each person listed.

[3]   Includes 3,302,617 shares held by SFS Resources Inc., an entity in which
Steve Sommers is a controlling shareholder.

[4]   These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: 200,000 shares issuable to Bruce E. Schreiner; 50,000 shares issuable to Cynthia L. Schroeder; and 250,000 shares issuable to Ambassador Mark Erwin.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Sense's Directors, executive officers and persons who own more than 10% of a registered class of Sense's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% stockholders are required by SEC regulation to furnish Sense with copies of all
Section 16(a) reports they file.

To Sense's knowledge, based solely on a review of the copies of such reports furnished to Sense, Sense believes that during the year ended February 28, 2002, its Directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements.

                           DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of Sense as of the Record Date, and the nominees as Directors of Sense:


------------------------------------------------------------------------------------------
   Name                  Age       Position                      Shares Beneficially Held
------------------------------------------------------------------------------------------
  James H. Cotter        36        President, Chief Executive
                                   Officer and Director                    5,000
------------------------------------------------------------------------------------------
  Bruce E. Schreiner     47        Director                              532,534[1]
------------------------------------------------------------------------------------------
  Cynthia L. Schroeder   40        Secretary and Director                 98,570[1]
------------------------------------------------------------------------------------------
  Ambassador Mark Erwin  58        Director                               450,000[1]
------------------------------------------------------------------------------------------
  Richard L. Sullivan    38        Director (nominee)                      51,800
------------------------------------------------------------------------------------------
  James W. Faulk         36        Director (nominee)                         Nil
------------------------------------------------------------------------------------------
  Mark A. Faulk          32        Director (nominee)                         Nil
------------------------------------------------------------------------------------------
  David Hansing          52        Director (nominee)                         Nil
------------------------------------------------------------------------------------------

[1]   These amounts include shares issuable upon exercise of options as follows: 200,000 shares issuable to Bruce E. Schreiner; 50,000 shares issuable to Cynthia L. Schroeder; and 250,000 shares issuable to Ambassador Mark Erwin.

All of the Officers identified above serve at the discretion of the Board and have consented to act as Directors s of the Company.

              RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among the existing Directors or Executive Officers of Sense. James W. Faulk and Mark A. Faulk who are nominees as directors as directors at the Annual Meeting, are brothers

                 BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended February 28, 2002, the Board of Directors held six Directors Meetings. All other matters which required Board approval were consented to in writing by all of the Company's Directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Sense's financial reporting compliance procedures. The members of the Audit Committee are Bruce L. Schreiner, Ambassador Mark Erwin and Cynthia L. Schroeder.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Sense's officers, reviews and administers Sense's stock option plans for employees and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are Ambassador Mark Erwin and Bruce L. Schreiner.


                           DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Sense are compensated for services provided as a Director or members of committees of the Board of Directors. The Directors of Sense did not receive any compensation for the year ended February 28, 2002 for services provided as a Director or member of a committee of the Board of Directors.

                           EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

The following table sets forth all compensation paid or earned for services rendered to us in all capacities during the fiscal years ended February 28, 2000, 2001 and 2002 by Sense's President and Chief Executive Officer ("CEO") and each executive officer who earned over $100,000 in total salary and bonus during the three most recently completed financial years, for services rendered to the Company.

                          SUMMARY COMPENSATION TABLE

===================================================================================================================================
                                              Annual Compensation                        Long Term Compensation
                                  ---------------------------------------------------------------------------------------
                                                                                      Awards                 Payouts
                                                                                  -------------------------------------------------
                                                                                   Securities     Restricted
                                                                        Other         Under         Shares or
                                                                       Annual       Options/       Restricted            All Other
    Names and                                                         Compen-         SARs            Share      LTIP    Compensa-
    Principal                         Salary          Bonus            sation       Granted           Units     Payouts     tion
    Position             Year           ($)            ($)               ($)          (#)              ($)        ($)        ($)
    Position
       (a)               (b)            (c)            (d)               (e)          (f)              (g)        (h)        (i)
===================================================================================================================================
Mark Johnson(1)
President & CEO         2002          Nil              Nil               62,110       265,000          Nil         Nil      Nil
-----------------------------------------------------------------------------------------------------------------------------------
                        2002          Nil              Nil                Nil         200,000          Nil         Nil      Nil
                        -----------------------------------------------------------------------------------------------------------
Gerald R. McIlhargey(2) 2001          Nil              Nil              120,000(3)    200,000          Nil         Nil      Nil
President & CEO         -----------------------------------------------------------------------------------------------------------
                        2000          Nil              Nil               50,000         Nil            Nil         Nil      Nil
-----------------------------------------------------------------------------------------------------------------------------------
                        2002          Nil              Nil                Nil         200,000          Nil         Nil      Nil
                        -----------------------------------------------------------------------------------------------------------
Bruce E. Schreiner      2001          Nil              Nil              120,000(3)    200,000          Nil         Nil      Nil
Director                -----------------------------------------------------------------------------------------------------------
                        2000          Nil              Nil               35,000         Nil            Nil         Nil      Nil
-----------------------------------------------------------------------------------------------------------------------------------

[1]   Mark Johnson resigned as President, CEO and a Director of the Company on
March 20, 2002 and James H. Cotter was appointed in his stead.

[2]   Gerald McIlhargey resigned as President, CEO and a Director of the
Company on November 26, 2001 and Mark Johnson was appointed in his stead.

[3]   During the fiscal year ended February 28, 2001, the Company agreed to pay management fees in the amount of $120,000 to each of Mr. McIlhargey and Bruce E. Schreiner (through his wholly owned company). The payment was made by way of issuing 29,703 common shares of the Company to each of Messrs. McIlhargey and Schreiner (through his wholly owned company), at a deemed price of $4.04 per share.

    OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

There were no stock options granted during the fiscal year ended February 28, 2002, however the following stock options were amended:

(a) During the financial year ended February 28, 2002, the exercise price of Mark Johnson's 40,000 and 225,000 stock options were amended from CDN$8.54 and CDN$10.50, respectively, to US$1.03. Mr. Johnson resigned as President, Chief Executive Officer and a Director of the Company on March 20, 2002.

(b) During the financial year ended February 28, 2002, the exercise price of Gerald R. McIlhargey's 200,000 stock options were amended from CDN$10.50 to US$1.03. Mr. McIlhargey resigned as President, Chief Executive Officer and a Director of the Company on November 26, 2001. The Company and Mr. McIlhargey have agreed that Mr. McIlhargey will continue to provide services to the Company as a special consultant and that his stock option agreement will remain in full force and effect.

(c) During the fiscal year ended February 28, 2002, the exercise price of Bruce Schreiner's 200,000 stock options were amended from CDN$10.50 to US$1.03.

  AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL
         YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

There were no stock options exercised during the Company's fiscal year ended February 28, 2002.

Defined benefit of actuarial plan

Sense does not have a defined benefit or actuarial plan in place.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

There are currently no employment contracts in place with the Directors and Officers of Sense other than the standard employment agreements used for all employees.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Ambassador Mark Erwin and Bruce L. Schreiner. All of the members of the Committee are Directors and/or Executive Officers of Sense.

Board Compensation Committee Report on Executive Compensation

The Board has not prepared a report on executive compensation at this time.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

No transactions with management or other parties occurred during the year that would otherwise be reported under this section, except for the following:

1. Pursuant to private placements completed on January 31, 2002 and February 19, 2002, certain Directors of the Company entered into private placement subscription agreements for the purchase of common shares of the Company, as follows:

Name of Director     Number of Shares Purchased   Subscription Price per Share
------------------------------------------------------------------------------
Bruce E. Schreiner             65,000                        $1.03
------------------------------------------------------------------------------
Ambassador Mark Erwin         180,000                        $1.03
------------------------------------------------------------------------------
Cynthia L. Schroeder           25,000                        $1.03
------------------------------------------------------------------------------
J. Rick Hendrick III[1]       200,000                        $1.03
------------------------------------------------------------------------------

   [1]   Mr. Hendrick resigned as a Director of Sense on March 26, 2002.

Pursuant to Nasdaq SmallCap Market requirements, subsequently the above-noted Directors of the Company have entered into agreements with the Company whereby they have agreed to rescind their investment and return the shares acquired thereunder to the Company. The Company will in turn issue convertible promissory notes to such investors. The convertible promissory notes may be converted into shares of the Company at the rate of $1.03 per share upon obtaining shareholder approval to the conversion into shares. The rescission is being made in order to take steps to comply with the Nasdaq requirement that shareholder approval be obtained where investors include Directors and Officers of the

Company, where the securities are not offered as part of a broadly based plan or arrangement, and where Directors and Officers receive more than 25,000 common shares. See Proposal 5 whereby Sense is seeking shareholder approval for the share issuances.

2. During the fiscal year ended February 28, 2001, Sense agreed to pay management fees in the amount of $120,000 to each of Gerald R. McIlhargey, the former President of the Company, and Bruce E. Schreiner (through his wholly owned company), a Director of the Company. The payment of the compensation was made in July, 2001 by way of issuing 29,703 common shares of the Company to each of Messrs. McIlhargey and Schreiner (through his wholly owned company), at a deemed price of $4.04 per share. Neither Mr. Gerald McIlhargey nor Mr. Bruce Schreiner had an Employment Agreement in effect with Sense.


                                PROPOSAL 3

              TO APPROVE THE COMPANY'S 2002 STOCK OPTION PLAN

On May 30, 2002, the Board of Directors of Sense adopted Sense's 2002 Stock Plan (the "Stock Option Plan"). Subject to the antidilution provisions and the discretion of the Board, the maximum number of shares of Sense's Common Stock which may be issued and sold under the Stock Option Plan is 2,000,000 shares. As at the date hereof, no stock options have been issued or exercised pursuant to the Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF SENSE'S 2002 STOCK OPTION PLAN.

The essential features of the Stock Option Plan are outlined below:

GENERAL

The Stock Option Plan provides for the grant of incentive stock options and non-qualified stock options. Incentive stock options granted under the Stock Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonqualified stock options granted under the Stock Option Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of such awards.

PURPOSE

The Board adopted the Stock Option Plan to advance the interests of Sense and its stockholders and affiliates by attracting, retaining and motivating the performance of selected directors, officers, employees or consultants of Sense of high caliber and potential upon whose judgment, initiative and effort Sense is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire and retain a proprietary interest in Sense by ownership of its stock.

ADMINISTRATION

The Stock Option Plan shall be administered by either the Board or a Committee comprised of at least one director selected by the Board. The initial Committee is comprised of Ambassador Mark Erwin and Bruce Schreiner. Subsequent
Committees may be appointed by the Board, by resolution passed by a majority of the directors of Sense. In the event incentive stock options are granted hereunder, the Committee will consist of no less than two directors each meeting the definition of a "non-employee director" for purposes of such Rule 16b-3
                     ---------------------
under the Exchange Act and of an "outside director" under Section 162(m) of the
                                  ----------------
Code.

Subject to the express provisions of the Stock Option Plan, the Committee shall have the authority, in its sole discretion, to determine the eligible persons to whom an option shall be granted, the time or times at which an option shall be granted, the number of shares of common stock subject to each option, the option price of the shares subject to each option and the time or times when each option shall become exercisable and the duration of the exercise period.
Subject to the express provisions of the Plan, the Committee shall also have discretionary authority to interpret the Stock Option Plan, to determine the details and provisions of each stock option agreement, and to make all the determinations necessary or advisable in the administration of the Stock Option Plan. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons. The Committee shall not be liable for any action or determination made in good faith with respect to the Stock Option Plan, any option or any stock option agreement entered into.

ELIGIBILITY

Incentive stock options and nonqualified stock options may granted to any person who is a director, officer, employee or consultant of Sense, its subsidiaries (defined as "Eligible Person"). The Committee shall, in its sole discretion, determine and designate from time to time those Eligible Persons who are to be granted an option.

No incentive stock option may be granted under the Stock Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Sense or any affiliate of Sense, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Stock Option Plan and all other such plans of Sense and its affiliates) may not exceed $100,000.

If shares of Common Stock acquired by exercise of an incentive stock option are disposed of within two years following the date of grant or within one year following the transfer of such shares to the optionee upon exercise, the optionee shall, within ten (10) days after such disposition, notify Sense in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

STOCK SUBJECT TO THE STOCK OPTION PLAN

If an option shall terminate for any reason (including, without limitation, the cancellation of an option) without being wholly exercised, the number of shares to which such option termination relates shall again be available for grant under the Stock Option Plan.

TERMS OF OPTIONS

The following is a description of the permissible terms of options under the Stock Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

1. Grant of Options

An option may be granted to any Eligible Person selected by the Committee. The grant of an option shall first be effective upon the date it is approved by the Committee, except to the extent the Committee shall specify a later date upon which the grant of an option shall first be effective. Each option shall be designated, at the discretion of the Committee, as an incentive stock option or a nonqualified stock option, provided that incentive stock options may only be granted to Eligible Persons who are considered employees of Sense or any subsidiary for purposes of Section 422 of the Code. Sense and the optionee shall execute the stock option agreement which shall set forth such terms and conditions of the option as may be determined by the Committee to be consistent with the Stock Option Plan, and which may include additional provisions and restrictions.

2. Option Price

The option price shall be determined by the Committee and may be set at a discount to the fair market value (as defined below); provided, however, that in the case of an incentive stock option the option price shall not be less than 100 percent of the fair market value of a share of Common Stock on the trading date immediately preceding the date of grant.

"Fair Market Value" of the Common Stock as of any date means the closing price of the sale of the Common Stock, on that date as indicated on the securities exchange on which the Common Stock is listed. If the Common Stock is listed on more than one securities exchange, then the Fair Market Value of the Common Stock as of any date means the average of the closing prices of the sales of Common Stock on all securities exchanges on which the Common Stock is listed.

If at any time the Common Stock is not listed on any securities exchange, Fair Market Value will be determined in good faith by the Committee in whatever manner it considers appropriate. Fair Market Value will be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.

3. Vesting; Term of Option

The vesting period in each case shall be determined by the Committee and shall be as specified in the stock option agreement for an optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability of any option at any time, and an option may become vested and exercisable in accordance with the terms of the Stock Option Plan. The period during which a vested option may be exercised shall be five years from the date of grant, unless a shorter exercise period is specified by the Committee in the stock option agreement for an optionee.

4. Option Exercise; Withholding

An option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof. An option shall be exercised by written notice of intent to exercise the option with respect to a specified number of shares delivered to Sense at its principal office, and payment in full to Sense at said office of the amount of the option price for the number of shares of the Common Stock with respect to which the option is then being exercised. Payment of the option price shall be made,

(i)    in cash or by cash equivalent; or
(ii) at the sole discretion of the Committee, by a combination of different forms of consideration.

In addition to and at the time of payment of the option price, the optionee shall pay to Sense in cash or, at the sole discretion of the Committee, in other forms of consideration, the full amount of all federal, state and provincial withholding and other employment taxes applicable to the taxable income of such optionee resulting from such exercise. Sense may withhold other forms of compensation or other amount due to an optionee any amount required to be withheld by Sense under applicable tax laws.

5. Limited Transferability Of Option

Except as otherwise specified by the Committee in the Stock Option Agreement, all options shall be nontransferable except, upon the optionee's death, by the optionee's will or the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by him, except that, in the case of an optionee who is legally incapacitated, the option shall be exercisable by his guardian or legal representative.

FEDERAL INCOME TAX INFORMATION

The following is a general summary of the U.S. federal income tax consequences to Sense and the optionees of the grant and exercise of stock options granted under the Stock Option Plan. Such tax consequences are based upon the current provisions of the Code, all of which are subject to change, which change could be retroactive. The exercise of stock options by Canadian resident optionees will be subject to Canadian federal income tax laws.

The Stock Option Plan provides for the grant of options which are Incentive Stock Options within the meaning of Section 422 of the Code and Nonqualified Stock Options, which are options that do not qualify as Incentive Stock Options.

In general, under the Code there is no taxable income to an option holder under the plan (a "Participant") upon the grant of a Nonqualified Stock Option. Upon the exercise of a Nonqualified Stock Option, the Participant recognizes ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the exercise price paid for the stock pursuant to the Nonqualified Stock Option, unless the stock is subject to a substantial risk of forfeiture. If the stock is subject to a substantial risk of forfeiture, the Participant generally does not recognize income until the restrictions lapse, although the Participant may elect to recognize income on the date of exercise by making a timely election under the Code. The Company generally obtains a tax deduction equal to the amount of income recognized by the optionee at the time such income is recognized by the optionee, subject to compliance with applicable provisions of the Code. The optionee generally acquires a tax basis in the stock acquired pursuant to the exercise of the Nonqualified Stock Option equal to the fair market value of the stock on the date of exercise. Upon the subsequent disposition of the stock, the optionee would recognize capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the stock and the amount realized upon disposition. If the stock was held for less than 12 months, the capital gain, if any, recognized by the optionee on a disposition would be eligible for the maximum federal income tax rate of 28 percent, if the stock was held for more than 12 months, the capital gain, if any, recognized by the optionee on a disposition would be eligible for the maximum income tax rate of 20 percent.


                                  PROPOSAL 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Amisano Hanson, Chartered Accountants, served as Sense's independent auditors for the fiscal year ending February 28, 2002, and has been appointed by the Board to continue as Sense's independent auditor for Sense's fiscal year ending February 28, 2003.

Although the appointment of Amisano Hanson, Chartered Accountants, is not required to be submitted to a vote of the stockholders, the Board believes it appropriate as a matter of policy to request that the stockholders ratify the appointment of the independent public accountant for the fiscal year ending February 28, 2003. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Sense to select other auditors for the fiscal year ending February 28, 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF AMISANO HANSON, CHARTERED ACCOUNTANTS, AS SENSE'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2003.


                                    PROPOSAL 5

        APPROVAL OF ISSUANCE OF SHARES TO DIRECTORS, OFFICERS AND OTHERS

The Company is seeking shareholder approval of the issuance of shares to certain officers, directors and others. The proposal is based on the following circumstances. In February of 2002, the company completed a private offering raising proceeds of $900,000 through the sale of 465,000 shares of its common stock at a price of $1.03 per share. The use of proceeds from this financing was to cover certain expenses associated with the ongoing operations of the Company and to fund the initial implementation of the Company's new business strategy. The shares were issued pursuant to Regulation D promulgated under the U.S. Securities Act of 1933, and as such were subject to restrictions on resale pursuant to Rule 144.

In February of 2002, Nasdaq informed the Company that it considered the offering to officers and directors to be pursuant to a purchase plan or arrangement as described in Rule 4350 of the Nasdaq Marketplace Rules, and as such required prior shareholder approval. As a result of Nasdaq's comments, the Company and the affected purchasers under the offering entered into a rescission agreement dated April 30, 2002. The rescission agreement provided that the purchasers would rescind their investment and in exchange the Company would issue promissory notes to the purchasers for the amount of their investment in each case. The promissory notes are automatically converted into shares of Sense's common stock at the rate of $1.03 per share upon obtaining shareholder approval for the conversion and share issuance at the Annual Meeting. If shareholder approval is not obtained, the promissory notes will not be convertible and will be due and payable in full at the end of the year. The following purchasers agreed to rescind their investment:

--------------------------------------------------------------------------------
        Name of Investor                      Number of Shares
--------------------------------------------------------------------------------
Rick Hendrick                                      200,000
--------------------------------------------------------------------------------
Joan Erwin                                          10,000
--------------------------------------------------------------------------------
Mark W. Erwin                                      180,000
--------------------------------------------------------------------------------
Melissa J. Erwin                                    10,000
--------------------------------------------------------------------------------
SFS Resources, Inc.                                100,000
--------------------------------------------------------------------------------

Steven F. Sommers, II Investments, L.L.C.          100,000
--------------------------------------------------------------------------------
Cynthia & George Schroeder, JTWROS                  25,000
--------------------------------------------------------------------------------
Alexa Jade Sommers UGMA/UTMA                        25,000
--------------------------------------------------------------------------------
Midwest Pharmaceutical Co., Inc.                    50,000
--------------------------------------------------------------------------------
Bruce Schreiner                                     65,000
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK OF SENSE PURSUANT TO THE CONVERSION OF THE PROMISSORY NOTES ISSUED TO THOSE PERSONS LISTED ABOVE FOR THE NUMBER OF SHARES LISTED ABOVE AT THE RATE OF $1.03 PER SHARE.

                                    PROPOSAL 6

       APPROVAL AND RATIFICATION OF AMENDMENT AND ISSUANCE OF STOCK OPTIONS TO
                          DIRECTORS OFFICERS AND OTHERS

Pursuant to the Nasdaq Marketplace Rules the Company is required to obtain shareholder approval when stock may be acquired by directors or officers pursuant to the grant of stock options. Accordingly, the Company is seeking stockholder ratification and acceptance for the following unexercised stock options grants and amendments:


--------------------------------------------------------------------------------
Name of Optionee       No. of    Exercise         Date of           Expiry
                       Shares    Price             Grant             Date
--------------------------------------------------------------------------------
Adam Olsen             25,000     US$1.03      January 8, 2001   January 8, 2006
                       25,000     US$2.30     January 10, 2002  January 10, 2007
--------------------------------------------------------------------------------
Cynthia L. Schroeder   25,000     US$1.03         June 8, 2000      June 8, 2005
                       25,000     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
Mark Johnson           40,000     US$1.03        Oct. 21, 1999     Oct. 21, 2004
                      225,000     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
George J. Clark        10,000       $1.12        Oct. 27, 1997     Oct. 27, 2002
                       25,000     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
Stan Kingshott          5,000       $1.12        Oct. 27, 1997     Oct. 27, 2002
                       25,000     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
Diane Sommers          10,000     US$1.03        June 22, 1998     June 22, 2003
--------------------------------------------------------------------------------
Diane Sommers          15,000      US1.03        June 25, 1999     June 25, 2004
--------------------------------------------------------------------------------
Raul Rodriguez         25,000     US$1.03        June 25, 1999     June 25, 2004
                       25,000     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
Gerry McIhargey       200,000     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
Bruce Schreiner       200,000     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
Heyward Williams       50,000     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
Hugh Bishop            25,000     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
Patricia Russell        2,500     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
Lynne Grier             2,500     US$1.03       August 4, 2000    August 4, 2005
--------------------------------------------------------------------------------
Steve Hebeisen         25,000     US$1.03       March 22, 2001    March 22, 2006
--------------------------------------------------------------------------------
Mark Erwin            250,000     US$2.30        Dec. 18, 2001     Dec. 18, 2006
--------------------------------------------------------------------------------
Rick Hendrick         200,000     US$2.30        Dec. 18, 2001     Dec. 18, 2006
--------------------------------------------------------------------------------
Richard Sullivan      100,000     US$2.30        Dec. 18, 2001     Dec. 18, 2006
--------------------------------------------------------------------------------
Noah B. Mamet          25,000     US$2.30     January 10, 2002  January 10, 2007
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION AND APPROVAL OF THE GRANT AND AMENDMENT OF STOCK OPTIONS TO DIRECTORS, OFFICERS, CONSULTANTS, EXISTING SHAREHOLDERS AND OUTSIDE INVESTORS OF THE COMPANY DURING THE YEAR ENDED FEBRUARY 28, 2002, IN ACCORDANCE WITH NASDAQ SMALLCAP MARKET REQUIREMENTS.

                                OTHER MATTERS

Sense knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.


                          PROPOSALS OF STOCKHOLDERS

Proposals which stockholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2003 Annual Meeting of Stockholders must be received by the Secretary of Sense by February 5, 2003 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

                       ANNUAL REPORT ON FORM 10-KSB

A COPY OF SENSE'S COMBINED ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED FEBRUARY 28, 2002 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX "C". AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL STOCKHOLDERS OR STOCKHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, SENSE TECHNOLOGIES INC. SUITE U, 800 CLANTON ROAD, CHARLOTTE, NORTH CAROLINA 28217, OR BY CALLING
(704) 522-7999.

Dated at Charlotte, North Carolina, this 17th day of June, 2002.

                   BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ James H. Cotter

             President, Chief Executive Officer and Director

                                  APPENDIX A

                                    YUKON

                          BUSINESS CORPORATIONS ACT
                             (Section 27 or 171)
                                   Form 5-01
                                                         ARTICLES OF AMENDMENT
--------------------------------------------------------------------------------
1.   NAME OF CORPORATION

     SENSE TECHNOLOGIES INC.

--------------------------------------------------------------------------------
2.   THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED PURSUANT TO A
     COURT ORDER:

                                   YES          NO    X
                                       ------       ------
--------------------------------------------------------------------------------
3.   THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:



   The number of Directors set out in item 4 of the Articles be changed to read as follows:

     Minimum of 3, maximum of 12








--------------------------------------------------------------------------------
4.   DATE        SIGNATURE             TITLE


--------------------------------------------------------------------------------

                                  APPENDIX B



                             SENSE TECHNOLOGIES INC.

                              2002 STOCK OPTION PLAN

                                    ARTICLE I

                                     PURPOSE

This Sense Technologies Inc. 2002 Stock Option Plan is intended to advance the interests of the Company and its stockholders and subsidiaries by attracting, retaining and motivating the performance of selected directors, officers, employees or consultants of the Company of high caliber and potential upon whose judgment, initiative and effort, the Company is largely dependent for the successful conduct of its business, and to encourage and enable such persons to acquire and retain a proprietary interest in the Company by ownership of its stock.

                                   ARTICLE II

                                   DEFINITIONS

(a)   "Board" means the Board of Directors of the Company.

(b)   "Code" means the Internal Revenue Code of 1986, as amended.

(c)   "Common Stock" means the Company's Common Stock.

(d) "Committee" means the Compensation Committee of the Board or any other committee of the Board appointed by the Board to administer the Plan from time to time. The Board shall also have the authority to exercise the powers and duties of the Committee under the Plan.

(e) "Company" means Sense Technologies Inc., a Yukon Territories corporation.

(f) "Date of Grant" means the date on which an Option becomes effective in accordance with Section 6.1 hereof.

(g) "Eligible Person" means any person who is a director, officer, employee or consultant of the Company or any Subsidiary.

(h)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(i) "Fair Market Value" of the Common Stock as of any date means the closing price of the sale of the Common Stock, on that date as indicated on the securities exchange on which the Common Stock is listed. If the Common Stock is listed on more than one securities exchange, then the Fair Market Value of the Common Stock as of any date means the average of the closing prices of the sales of Common Stock on all securities exchanges on which the Common Stock is listed. If at any time the Common Stock is not listed on any securities exchange, Fair Market Value will be determined in good faith by the Committee in whatever manner it considers appropriate. Fair Market Value will be determined without regard to any restriction on transferability of the Common Stock other than any such restriction which by its terms will never lapse.

(j) "Incentive Stock Option" means a stock option granted under the Plan that is intended to meet the requirements of Section 422 of the Code and the regulations promulgated thereunder.

(k) "Nonqualified Stock Option" means a stock option granted under the Plan that is not an Incentive Stock Option.

(l) "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

(m) "Optionee" means an Eligible Person to whom an Option has been granted, which Option has not expired, under the Plan.

(n) "Option Price" means the price at which each share of Common Stock subject to an Option may be purchased, determined in accordance with Section 6.2 hereof.

(o)   "Plan" means this Sense Technologies Inc. 2002 Stock Option Plan.

(p) "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase Common Stock under the Plan.

(q) "Subsidiary" means a subsidiary corporation of the Company, within the meaning of Section 424(f) of the Code.

(r)   "Ten-Percent Owner" means an Optionee who, at the time an Incentive
Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, its parent, if any, or any Subsidiary, within the meaning of Sections 422(b)(6) and 424(d) of the Code.


                                ARTICLE III

                                ELIGIBILITY

All Eligible Persons are eligible to receive a grant of an Option under the Plan. The Committee shall, in its sole discretion, determine and designate from time to time those Eligible Persons who are to be granted an Option.


                                 ARTICLE IV

                               ADMINISTRATION

   4.1 Committee Members. The Plan shall be administered by either the Board or a Committee comprised of no fewer than two (2) persons selected by the Board.
                                          ---
Solely to the extent deemed necessary or advisable by the Board, each Committee member shall meet the definition of a "non-employee director" for purposes of
                                       ---------------------
such Rule 16b-3 under the Exchange Act and of an "outside director" under
                                                  ----------------
Section 162(m) of the Code. References to the Committee contained herein, apply equally to the Board whenever applicable.

   4.2 Committee Authority. Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the Eligible Persons to whom an Option shall be granted, the time or times at which an Option shall be granted, the number of shares of Common Stock subject to each

Option, the Option Price of the shares subject to each Option and the time or times when each Option shall become exercisable and the duration of the exercise period. Subject to the express provisions of the Plan, the Committee shall also have discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons. No Committee member shall be liable for any action or determination made in good faith with respect to the Plan, any Option or any Stock Option Agreement entered into hereunder.


                                   ARTICLE V

                       SHARES OF STOCK SUBJECT TO PLAN

   5.1 Number of Shares. Subject to adjustment pursuant to the provisions of
Section 5.2 hereof, the maximum number of shares of Common Stock which may be issued and sold hereunder shall be 2,000,000 shares. Subject to applicable laws and listing regulations, the Board reserves the authority to increase the number of shares of Common Stock issuable under this Plan. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. Shares of Common Stock covered by an Option that shall have been exercised shall not again be available for an Option grant. If an Option shall terminate for any reason (including, without limitation, the cancellation of an Option pursuant to Section 6.6 hereof) without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder.

   5.2 Antidilution. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder's election for, or entitle the holder thereof to, cash, other shares of stock, or any other consideration, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may:

(i) change the number and kind of shares (including by substitution of shares of another corporation) subject to the Options and/or the Option Price of such shares in the manner that it shall deem to be equitable and appropriate; or,

(ii) provide for an appropriate and proportionate cash settlement or distribution.


                                    ARTICLE VI

                                      OPTIONS

   6.1 Grant of Option. An Option may be granted to any Eligible Person selected by the Committee. The grant of an Option shall first be effective upon the date it is approved by the Committee, except to the extent the Committee shall specify a later date upon which the grant of an Option shall first be effective. Each Option shall be designated, at the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option, provided that Incentive Stock Options may only be granted to Eligible Persons who are considered employees of the Company or any Subsidiary for purposes of Section 422 of the Code. The Company and the Optionee shall execute the Stock Option Agreement which shall set forth such terms and conditions of the Option as may be determined by the Committee to be consistent with the Plan, and which may include additional provisions and restrictions. Notwithstanding the foregoing, the Committee at its sole discretion shall have the right to cancel a grant of Options pursuant to Section 6.6 hereof.

   6.2 Option Price. The Option Price shall be determined by the Committee; provided, however, that the Option Price shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the trading date immediately preceding the Date of Grant.

   6.3 Vesting; Term of Option. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, an Option shall vest and become exercisable only in cumulative annual installments, each of which shall relate to one-third of the number of shares of Common Stock originally covered thereby (as may be adjusted in accordance with Section 5.2 hereof), on the first, second and third anniversaries of the Date of Grant, respectively, provided that the Optionee remains an Eligible Person on each such anniversary. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability of any Option at any time, and an Option may become vested and exercisable in accordance with the provisions of Articles VIII and IX hereof. Subject to Article VIII hereof, the period during which a vested Option may be exercised shall be five (5) years from the Date of Grant, unless a shorter exercise period is specified by the Committee in the Stock Option Agreement for an Optionee.

   6.4 Option Exercise; Withholding. An Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of shares of the Common Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made,

(iii)   in cash or by cash equivalent; or,

(iv) at the sole discretion of the Committee, other consideration including, without limitation to, Common Stock of the Company, valued at the Fair Market Value of such shares on the trading date immediately preceding the date of exercise, or services, or other property; or,

(v) at the sole discretion of the Committee, by a combination of different forms of consideration.

In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash or, at the sole discretion of the Committee, in other forms of consideration, the full amount of all federal, state and provincial withholding and other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.

   6.5 Limited Transferability of Option. All Options shall be nontransferable except, upon the Optionee's death, by the Optionee's will or the laws of descent and distribution. In this event, the deceased Optionee will be able to transfer only those Options which have already vested pursuant to
Section 6.3 hereof. Furthermore, in this event, the transferee of the Options, must assume all the rights and obligations of the Optionee upon transfer. No transfer of an Option by the Optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer. During the lifetime of an Optionee, the Option shall be exercisable only by him, except that, in the case of an Optionee who is legally incapacitated, the Option shall be exercisable by his guardian or legal representative.

   6.6 Cancellation, Substitution and Amendment of Options. The Committee shall have the ultimate authority to effect, at any time, and from time to time, without the consent of the affected Optionees,

(i) the cancellation of any or all outstanding Options (the "Cancelled Options"); or,

(ii) the re-grant of all, or part of, the Cancelled Options as new Options covering the same or different numbers of shares of Common Stock and having an Option Price which may be the same as, or different than, the Option Price of the Cancelled Options; or,

(iii)   the amendment of the terms of any and all outstanding Options.

The Committee shall retain the authority contained in this Section because the Options are a gift and not a substitute for remuneration, accordingly, the Company at its sole discretion, may not be recording the Options as an expense.


                                     ARTICLE VII

                            ADDITIONAL RULES FOR ISOS

   7.1 Ten-Percent Owners. Notwithstanding any other provisions of this Plan to the contrary, in the case of an Incentive Stock Option granted to a Ten-Percent Owner,

(i) the period during which any such Incentive Stock Option may be exercised shall not be greater than five years from the Date of Grant; and

(ii) the Option Price of such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value of a share of Common Stock on the Date of Grant.

   7.2 Annual Limits. No Incentive Stock Option shall be granted to an
Optionee, as a result of which the aggregate fair market value (determined as of the date of grant) of the stock with respect to which incentive stock options are exercisable for the first time in any calendar year under the Plan, and any other stock option plans of the Company, any Subsidiary or any parent corporation, would exceed $100,000 determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking options into account in the order in which granted.

   7.3 Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or within one year following the transfer of such shares to the Optionee upon exercise, the Optionee shall, within ten (10) days after such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

   7.4 Other Terms and Conditions. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under Section 422 of the Code.


                                    ARTICLE VIII

                               TERMINATION OF SERVICE

   8.1 Death. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, if an Optionee shall die at any time after the Date of Grant and while he is an Eligible Person, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 6.5 hereof pursuant to will or the laws of descent and distribution, shall have the right, during the period ending six months after the date of the Optionee's death (subject to Sections 6.3 and 7.1 hereof concerning the maximum term of an Option), to exercise the Optionee's Option to the extent that it was exercisable at the date of the Optionee's death and which have not been previously exercised. The Committee may determine at or after grant to make any portion of his Option that is not exercisable at the date of death immediately vested and exercisable.

   8.2 Disability. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated as a result of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code) at any time after the Date of Grant and while he is an Eligible Person, the Optionee (or in the case of an Optionee who is legally incapacitated, his guardian or legal representative) shall have the right, during a period ending three (3) months after the date of his disability (subject to Sections 6.3 and 7.1 hereof concerning the maximum term of an Option), to exercise an Option to the extent that it was exercisable at the date of such termination of employment or other service and shall not have been exercised.

   8.3 Termination. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated for any reason, the Optionee's right to exercise any unexercised portion of an Option shall immediately terminate and all rights thereunder shall cease. For the purpose of determining whether an anniversary date has been reached pursuant to Section 6.3, the date of notice of termination of employment shall be determinative and not the last date of actual employment.
---


                                    ARTICLE IX

                                 CHANGE IN CONTROL

   9.1 Change in Control. Upon a "change in control" of the Company (as defined below), each outstanding Option, to the extent that it shall not otherwise have become vested and exercisable, shall upon approval of the Board become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement under Section 6.3 hereof.

   9.2 Definition. For purposes of Section 9.1 hereof, a "change in control" of the Company shall mean:

(i) an acquisition subsequent to the date hereof by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of Common Stock or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company;

(ii) a change in the composition of the Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraphs (i), (iii) or (iv) of this section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;

(iii) the approval by the stockholders of the Company of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving corporation in such transaction, in which outstanding shares of Common Stock are converted into (A) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 80% of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (B) other securities (of either the Company or another company) or cash or other property;

(iv) the approval by the stockholders of the Company of (A) the sale or other disposition of all or substantially all of the assets of the Company or
(B) a complete liquidation or dissolution of the Company; or,

(v) the adoption by the Board of a resolution to the effect that any person has acquired effective control of the business and affairs of the Company.


                                      ARTICLE X

                                 STOCK CERTIFICATES

   10.1 Issuance of Certificates. Subject to Section 10.2 hereof, the Company shall issue a stock certificate in the name of the Optionee (or other person exercising the Option in accordance with the provisions of the Plan) for the shares of Common Stock purchased by exercise of an Option as soon as practicable after due exercise and payment of the aggregate Option Price for such shares. A separate stock certificate or separate stock certificates shall be issued for any shares of Common Stock purchased pursuant to the exercise of an Option that is an Incentive Stock Option, which certificate or certificates shall not include any shares of Common Stock that were purchased pursuant to the exercise of an Option that is a Nonqualified Stock Option.

   10.2 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

(i) the completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Committee shall in its sole discretion deem necessary or advisable;

(ii) the obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

(iii) the lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience;

(iv) satisfaction by the Optionee of all applicable withholding taxes or other withholding liabilities; and

(v) if required by the Committee, in its sole discretion, the receipt by the Company from an Optionee of (a) a representation in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (b) such other representations and warranties as are deemed necessary by counsel to the Company.

   10.3 Legends. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.


                                   ARTICLE XI

                    EFFECTIVE DATE, TERMINATION AND AMENDMENT

   11.1 Effective Date. The Plan shall become effective upon its adoption by the Board. The Company will seek the approval of the Plan by the stockholders of the Company at a shareholder meeting to be held within 12 months from the date of the adoption of the Plan, provided that no options granted will vest prior to such stockholder approval.

   11.2 Termination. The Plan shall terminate on the date immediately preceding the tenth anniversary of the date the Plan is adopted by the Board. The Board may, in its sole discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.

   11.3 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan. Solely to the extent deemed necessary or advisable by the Board, for purposes of complying with Sections 422 or 162(m) of the Code or rules of any securities exchange or for any other reason, the Board may seek the approval of any such amendment by the Company's stockholders. Any such approval shall be by the affirmative votes of the stockholders of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Company. Notwithstanding the foregoing, no amendment or modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee or the permitted transferee of the Option.


                                    ARTICLE XII

                                   MISCELLANEOUS

   12.1 Employment or other Service. Nothing in the Plan, in the grant of any Option or in any Stock Option Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by or otherwise provides services to the Company or any Subsidiary.

   12.2 Rights as Shareholder. An Optionee or the permitted transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein. Nothing contained herein or in the Stock Option Agreement relating to any Option shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

   12.3 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by an Optionee as a result of the exercise of an Option or the sale of shares received upon such exercise shall not constitute compensation with respect to which any other employee benefits of such Optionee are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or the Committee or provided by the terms of such plan.

   12.4 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Optionee, his executor, administrator and permitted transferees.

   12.5 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

   12.6 Severability. If any provision of the Plan or any Stock Option
Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be, severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

   12.7 Governing Law. The validity and construction of this Plan and of the Stock Option Agreements shall be governed by the laws of the State of Delaware.

                         CERTIFICATE OF ADOPTION

I certify that the foregoing Plan was adopted by the Board on May 30, 2002.


/s/ James H. Cotter
--------------------------------------
James H. Cotter,
President, Chief Executive Officer and Director
Sense Technologies Inc.

                                 APPENDIX C

    ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED FEBRUARY 28, 2002

                              SENSE TECHNOLOGIES INC.

                 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Sense Technologies Inc. (the "Company"), hereby appoints James H. Cotter and Bruce E. Schreiner, or any one of them, with full power of substitution in each, as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting and Special of Stockholders to be held at 9:00 a.m. Eastern Daylight Time on Monday, July 18, 2002, at SouthPark Suite Hotel, 6300 Morrison Boulevard, Charlotte, North Carolina 28211, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on the reverse side of this Proxy Card.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of Sense's Proxy Statement and hereby revokes any proxy or proxies previously given.

Important - please sign and return your completed proxy card promptly in the enclosed envelope. Your proxy card must be received by our transfer agent no later than 24 hours prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Pacific Corporate Trust Company, 10th floor, 625 Howe Street, Vancouver, British Columbia, Canada V6C 3B8. YOUR VOTE IS IMPORTANT!


Please mark your votes as
indicated in this example:     [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4.

Item 1 - Approval to amend the Company's Articles.

           FOR             AGAINST             ABSTAIN

           [  ]              [  ]                [  ]

Item 2 - Election of eight (8) Directors, each to hold office until his or her successor shall have been elected and qualified.

NOMINEE:   James H. Cotter

           FOR                           WITHHOLD AUTHORITY

           [  ]                              [  ]

NOMINEE:   Bruce E. Schreiner

           FOR                           WITHHOLD AUTHORITY

           [  ]                              [  ]

NOMINEE:   Ambassador Mark Erwin

           FOR                           WITHHOLD AUTHORITY

           [  ]                              [  ]

NOMINEE:   Cynthia L. Schroeder

           FOR                           WITHHOLD AUTHORITY

           [  ]                              [  ]

NOMINEE:   Richard L. Sullivan

           FOR                           WITHHOLD AUTHORITY


           [  ]                              [  ]

NOMINEE:   James W. Faulk

           FOR                           WITHHOLD AUTHORITY


           [  ]                              [  ]

NOMINEE:   Mark A. Faulk

           FOR                           WITHHOLD AUTHORITY


           [  ]                              [  ]

NOMINEE:   David Hansing

           FOR                           WITHHOLD AUTHORITY


           [  ]                              [  ]


Item 3 - Approval of the Company's 2002 Stock Option Plan.

           FOR             AGAINST             ABSTAIN

           [  ]              [  ]                [  ]

Item 4 - Approval of the appointment of Amisano Hanson, Chartered Accountants, as the independent auditor for the Company for the year ending February 28, 2003.

           FOR             AGAINST             ABSTAIN

           [  ]              [  ]                [  ]

Item 5 - To approve the issuance of shares of the Company's common stock upon conversion of promissory notes issued to those persons listed in the Proxy Statement, at a conversion price of $1.03per share.

           FOR             AGAINST             ABSTAIN

           [  ]              [  ]                [  ]

Item 6 - To ratify and approve the grant and amendment of stock options to directors, officers and other persons as listed in the Proxy Statement during the year ended February 28, 2002.

           FOR             AGAINST             ABSTAIN

           [  ]              [  ]                [  ]


All of the proposals set forth above are proposals of the Company. None of the proposals are related to or conditioned upon approval of any other proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.


INSTRUCTION: To withhold authority to vote for any nominees write that nominee's name in this space immediately below.



Signature(s):                                      Date:
              -----------------------------------        ------------------

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).


                                  THANK YOU FOR VOTING.